EXHIBIT 99.1


                                         For further information:
                                         Jeffrey P. Freimark
                                         Executive Vice President and CFO
                                         (973) 890-6340
                                         jfreimark@grandunionco.com
                                         --------------------------

FOR IMMEDIATE RELEASE
---------------------


       GRAND UNION ELECTS ITS PRESIDENT, GARY M. PHILBIN, CHIEF EXECUTIVE;

       PROMOTES CFO JEFFREY P. FREIMARK TO CHIEF ADMINISTRATIVE OFFICER;

                  STEPHEN M. PECK NAMED CHAIRMAN OF THE BOARD


WAYNE, NJ, February 14, 2000 --- The Grand Union Company (Nasdaq: GUCO)

announced today that J. Wayne Harris has been removed from his position as chief executive officer, Chairman of the Board, and a director of the Company,

effective immediately.


           Gary M. Philbin, the Company's president and a member of the Board of

Directors, was elected CEO to replace Harris, and Stephen M. Peck, a non-management director, has become Chairman of the Board, replacing Harris in that role. Philbin had served as Grand Union's president and chief merchandising officer since joining the Company in 1997.


           In addition, Jack W. Partridge, Jr., resigned from his position as vice chairman, chief administrative officer and a director of Grand Union, and the Company promoted its executive vice president and chief financial officer,

Jeffrey P. Freimark, to succeed him as chief administrative officer. Freimark,

who came to Grand Union in 1997 and continues as CFO, has also been elected to

Grand Union's Board of Directors.


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           Speaking about the remaining 14-person Board, Mr. Peck said: "We are all very pleased with the composition of the entire Board and its capacity to support management in all areas as we seek to enhance the value of Grand Union."


           Commenting on the top-level management restructuring, CEO Philbin stated: "We are now in the fourth quarter of what has proven to be a challenging fiscal year. It is also clear that we must step up our efforts to refine and revitalize our retailing and merchandising strategies. We must also execute our plans for opening new and remodeled stores, and bolstering operations at existing locations."


           "There is a substantial amount of work yet to be done to rationalize and strengthen the framework for Grand Union's future success," Philbin said.

"Our task will be to manage the business so that we effectively balance our improving efficiencies with better merchandising to build store traffic. That means focusing our efforts on growing sales and gross margin, controlling expenses even better, following through on our capital development program, and making sure that all associates are working together to achieve the Grand Union mission."


           Regarding the departure from the Company of Jack Partridge, Philbin added, "We have enjoyed working with Jack during the past two years, wish him the best in his future endeavors and thank him for his important contributions to Grand Union."


           Gary Philbin became Grand Union's president and chief merchandising officer in October 1997, having joined the Company from SuperValu, Inc, where he was executive vice president of merchandising for its Cub Food Stores Division.

Prior to that, he was vice president of merchandising with the Waldbaum's

Division of The Great Atlantic & Pacific Tea Company, Inc., and had been in key



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merchandising and operations posts at The Kroger Co.


           Jeffrey Freimark has been with Grand Union since March 1997, and in his role as CFO he initially also held chief administrative responsibilities. He came to the Company following 11 years at Pueblo Xtra International, Inc., a leading supermarket chain in Puerto Rico and the U.S. Virgin Islands, where,

most recently, he served as executive vice president and CFO. Prior to that, he held senior financial and legal posts at New Jersey-based Kings Super Markets,

Inc.


           Grand Union operates 217 retail food stores in Connecticut, New

Hampshire, New Jersey, New York, Pennsylvania and Vermont.


                                    * * * * *

SOME OF THE MATTERS DISCUSSED HEREIN ARE "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM FUTURE RESULTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. FOR ADDITIONAL INFORMATION ABOUT THE COMPANY AND ITS VARIOUS RISK FACTORS, PLEASE SEE THE COMPANY'S MOST RECENT FORM 10-K FOR THE FISCAL YEAR ENDED APRIL 3, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 2, 1999, AND ITS FORM 10-Q DATED OCTOBER 16, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 30, 1999.






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